Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SILVERspac Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Tal Kerret, Chairman and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2023	/s/ Tal Kerret
Tal Kerret
Chairman and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)